UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of earliest event reported: December 17, 1998
Date of  report:                 January 5, 1999

Commission               Registrant, State of Incorporation,   I.R.S. Employer
File Number                Address and Telephone Number       Identification No.

1-1443                   Central and South West Corporation      51-0007707
                         (A Delaware Corporation)
                         1616 Woodall Rodgers Freeway
                         Dallas, Texas 75202-1234
                         (214) 777-1000

0-346                    Central Power and Light Company         74-0550600
                         (A Texas Corporation)
                         539 North Carancahua Street
                         Corpus Christi, Texas 78401-2802
                         (512) 881-5300

0-343                    Public Service Company of Oklahoma      73-0410895
                         (An Oklahoma Corporation)
                         212 East 6th Street
                         Tulsa, Oklahoma 74119-1212
                         (918) 599-2000

1-3146                   Southwestern Electric Power Company     72-0323455
                         (A Delaware Corporation)
                         428 Travis Street
                         Shreveport, Louisiana 71156-0001
                         (318) 222-2141

0-340                    West Texas Utilities Company            75-0646790
                         (A Texas Corporation)
                         301 Cypress Street
                         Abilene, Texas 79601-5820
                         (915) 674-7000


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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

Abbreviation or Acronym                 Definition
AEP.....................................American Electric Power Company, Inc.,
                                        Columbus, Ohio
CSW.....................................Central and South West Corporation,
                                        Dallas, Texas
CSW System..............................CSW and its subsidiaries
SWEPCO..................................Southwestern Electric Power Company,
                                        Shreveport, Louisiana




















FORWARD-LOOKING INFORMATION
This report made by CSW and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Although CSW and certain of its subsidiaries believe that, in making any such statements, their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the impact of general economic changes in the U.S. and in countries in which CSW either currently has made or in the future may make investments; the impact of deregulation on the U.S. electric utility business; increased competition and electric utility industry restructuring in the U.S.; the impact of the proposed merger with AEP including any regulatory conditions imposed on the merger, the inability to consummate the merger with AEP, or other merger and acquisition activity including SWEPCO's proposed acquisition of Cajun Electric Power Cooperative, Inc.; federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System assets; timing and adequacy of rate relief; adverse changes in electric load and customer growth; climatic changes or unexpected changes in weather patterns; changing fuel prices, generating plant and distribution facility performance; decommissioning costs associated with nuclear generating facilities; costs associated with any year 2000 failure either within the CSW System or supplier failures that adversely affect the CSW System; uncertainties in foreign operations and foreign laws affecting CSW's investments in those countries; the effects of retail competition in the natural gas and electricity distribution and supply businesses in the United Kingdom; and the timing and success of efforts to develop domestic and international power projects. In the non-utility area, the previously mentioned factors would apply and also include, but are not limited to: the ability to compete effectively in new areas, including telecommunications, power marketing and brokering, and other energy related services, as well as evolving federal and state regulatory legislation and policies that may adversely affect those industries generally or the CSW System's business in areas in which it operates.



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ITEM 5.  OTHER EVENTS
         On December 22, 1998, CSW and AEP issued a news release related to their proposed merger, which is attached as an exhibit.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits.

         Exhibit 99.1 CSW and AEP News Release dated December 22, 1998 regarding recent developments in CSW and AEP's merger proceedings in Arkansas as well as the current status of other regulatory proceedings.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENTRAL AND SOUTH WEST CORPORATION


Date:  January 5, 1999

                                    By:  /s/ Lawrence B. Connors
                                             Lawrence B. Connors
                                     Controller and Chief Accounting Officer
                                           (Principal Accounting Officer)



                                    CENTRAL POWER AND LIGHT COMPANY
                                    PUBLIC SERVICE COMPANY OF OKLAHOMA
                                    SOUTHWESTERN ELECTRIC POWER COMPANY
                                    WEST TEXAS UTILITIES COMPANY


Date:  January 5, 1999

                                    By:  /s/ R. Russell Davis
                                             R. Russell Davis
                                     Controller and Chief Accounting Officer
                                          (Principal Accounting Officer)